SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: August 24, 2007


                       MEDINA INTERNATIONAL HOLDINGS, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)

 Commission File Number                                      000-27211



 COLORADO                     000-27211                84-1469319
- - ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



              10088 6th Street, Suite G, Rancho Cucamonga, CA 91730
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 741-5785




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

Item 1.01 Entry into a Material Definitive Agreement

Medina International Holdings, Inc. (the "Company") has entered into an agreement with Kelly Space and Technology, Inc., a California Corporation, to be the company's exclusive distributor of the watercraft sales to for the United States Department of Defense if any such sales can be achieved, on August 22, 2007. The Agreement also provides Kelly Space and Technology, Inc. with a non-exclusive distributorship for other customers, not limiting to the boundaries of the United States.

The agreement between the company and Kelly Space and Technology, Inc. will be effective for a period of five (5) years from the date of the signed agreement with an option for Kelly Space and Technology, Inc. to renew agreement for an additional five (5) year period.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

    Exhibit 10.1 License Agreement

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 25, 2007             MEDINA INTERNATIONAL HOLDINGS, INC.



                                    By: /s/ Madhava Rao Mankal
                                        ----------------------------------------
                                         Madhava Rao Mankal, CFO